UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2025 (December 16, 2025)

IRON HORSE ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands		98-1885362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Parkway Nw

Boca Raton, FL 33487

(Address of principal executive offices, including zip code)

(310) 290-5383

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	IRHOU	The Nasdaq Stock Market, LLC

Ordinary Share, par value $0.0001 per share	IRHO	The Nasdaq Stock Market, LLC

Right -each right entitles the holder thereof to receive one-tenth (1/10) of an ordinary share	IRHOR	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2025, the registration statement (File No. 333-284331), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of Iron Horse Acquisition II Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (the “Commission”).

On December 18, 2025, the Company consummated the IPO, which consisted of 23,000,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 3,000,000 Units at the offering price to cover over-allotments. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (“Shares”), and one right (each, a “right”). Each right entitles the holder thereof to receive one-tenth (1/10) of a Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-284331) related to the IPO:

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 16, 2025, between the Company and Cantor Fitzgerald & Co. (“Cantor”) as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, December 16, 2025, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 16, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 16, 2025, by and among the Company, its officers, its directors and the Company’s sponsor, IRHO SPAC Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 16, 2025, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 16, 2025 (the “Sponsor Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated December 16, 2025 (the “Cantor Purchase Agreement”), by and between the Company and Cantor, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated December 16, 2025 (the “Indemnity Agreement”), by and between the Company and its officers and directors, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 570,000 private placement units (the “Private Units”), at a purchase price of $10.00 per Private Unit, of which 370,000 Private Units were sold to the Sponsor and 200,000 Private Units were sold to Cantor, generating gross proceeds to the Company of $5,700,000. The Private Units are identical to the public Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2025, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s second amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months (the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On December 16, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 18, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 16, 2025, by and among the Company, Cantor Fitzgerald & Co., as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated December 16, 2025, by and between the Company and CST, as warrant agent.

10.1	Registration Rights Agreement, dated December 16, 2025, by and among the Company and security holders.

10.2	Letter Agreement, dated December 16, 2025, by and among the Company, its officers, directors and the Sponsor.

10.3	Investment Management Trust Agreement, dated December 16, 2025, by and between the Company and CST, as trustee.

10.5.1	Private Units Purchase Agreement, dated December 16, 2025, by and between the Company and the Sponsor.

10.5.2	Private Units Purchase Agreement, dated December 16, 2025, by and between the Company and Cantor Fitzgerald & Co.

10.6	Form of Indemnity Agreement

99.1	Press Release, dated December 16, 2025.

99.2	Press Release, dated December 18, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON HORSE ACQUISITION II CORP.

	By:	/s/ Jose Bengochea
		Name:	Jose Bengochea
		Title:	Chief Executive Officer

Dated: December 18, 2025

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